UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022
_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Barings BDC, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2022 and adjourned the Annual Meeting solely with respect to the Below-NAV Share Issuance Proposal (as defined below) to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) was held on June 30, 2022. As of March 7, 2022, the record date for the determination of stockholders entitled to notice of, and to vote at, the Reconvened Meeting, 111,303,011 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 64,744,186 were voted in person or by proxy at the Reconvened Meeting.
At the Reconvened Meeting, stockholders were asked to consider and act upon the following proposal, which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2022:
•Proposal No. 2 – to approve a proposal to authorize the Company, pursuant to subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering) (the “Below-NAV Share Issuance Proposal”).
The Below-NAV Share Issuance Proposal was approved by the Company’s stockholders at the Reconvened Meeting. The final voting results for the Below-NAV Share Issuance Proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
54,197,606	7,847,791	2,698,789	—
This proposal was also approved by the Company's non-affiliated stockholders by a vote of 40,057,343 shares for, and 7,847,791 shares against, with 2,698,789 shares abstaining and no broker non-votes. The number of votes cast in favor of this proposal represents both (1) a majority of the outstanding shares of the Company’s common stock; and (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: June 30, 2022	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer